UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2023
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Phipps Plaza, 3550 Peachtree Road, Suite 1100, Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(404) 760-4000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.
On March 31, 2023, Novelis Inc. (the "Company" or "we") entered into (i) an amendment (the "Term Amendment") to its Credit Agreement (as previously amended and as amended by the Term Amendment, the "Term Facility"), dated as of January 10, 2017, among the Company, Novelis ALR Aluminum Holdings Corporation, as co-borrower, the guarantors party thereto, Standard Chartered Bank, as administrative agent and collateral agent and the banks and financial institutions party thereto as lenders and (ii) an amendment (the "ABL Amendment" and together with the Term Amendment, the "Amendments") to its Amended and Restated Credit Agreement (as previously amended and as amended by the ABL Amendment, the "ABL Facility"), dated as of October 6, 2014, among the Company and subsidiary borrowers party thereto, the guarantors party thereto, Wells Fargo, as administrative agent and collateral agent, and the lenders and issuing banks party thereto.
The Term Amendment changes the reference rate used to determine interest from a London Inter-Bank Offered Rate to a Secured Overnight Financing Rate ("SOFR"). Term loans under the Term Facility will, beginning with the interest period commencing June 30, 2023, accrue interest at SOFR plus a 0.15% credit spread adjustment plus a spread of 1.75% in the case of the term loans maturing January 2025 or a spread of 2.00% in the case of the term loans maturing March 2028. The Term Amendment also makes other changes to provide us with additional flexibility to operate our business and enter into various transactions.
The ABL Amendment makes certain changes to the ABL Facility to provide us with additional flexibility to operate our business and enter into various transactions, as similarly contemplated by the Term Amendment.
The foregoing description of the Amendments is a general description and is qualified in its entirety by reference to each Amendment, which the Company plans to file as exhibits to its next annual report on Form 10-K.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: April 5, 2023	By:	/s/ Christopher Courts
Name: Christopher Courts
Title: Senior Vice President and General Counsel, Corporate Secretary and Compliance Officer